UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2012

Affirmative Insurance Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50795	75-2770432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas		75001
(Address of principal executive offices)		Zip Code

Registrant’s telephone, including area code: (972) 728-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Deferral of Interest Payments on Junior Subordinated Debt Securities. On February 28, 2012, Affirmative Insurance Holdings, Inc. (the “Registrant”) exercised its right to defer regularly scheduled quarterly interest payments on the Registrant’s Junior Subordinated Debt Securities (the “Notes Payable”), beginning with the quarterly interest payment that was scheduled to be paid on March 15, 2012. The Notes Payable are owned by two affiliated trusts and were funded by the trust’s issuance of Trust Preferred Securities. The Notes Payable aggregate $56,702,000 in principal amount and bear interest at rates between the three-month LIBOR rate plus 3.55% and the three-month LIBOR rate plus 3.60%. The Notes Payable mature between March 2035 and June 2035, approximately 30 years after their respective issuance dates.

The terms of the Notes Payable and trust indentures give the Registrant the right, from time to time, to defer payment of interest on the Notes Payable for up to 20 consecutive quarters (the “Extension Period”), unless certain specified events of default have occurred and are continuing. The Registrant has elected to exercise this right in order to provide it with additional liquidity. The deferral of interest payments on the Notes Payable also results in the deferral of distributions on the Trust Preferred Securities. The Registrant’s deferral of interest payments on the Notes Payable, and the related deferral of distributions on the Trust Preferred Securities, does not constitute an event of default.

While interest is deferred on the Notes Payable and corresponding distributions on the Trust Preferred Securities during the Extension Period, interest will continue to accrue on the Notes Payable, and that deferred interest will also accrue interest. At the expiration of the Extension Period, all accrued and unpaid interest will be due and payable under the Notes Payable, and a corresponding amount of distributions will be payable on the Trust Preferred Securities.

The indentures under which the Notes Payable were issued prohibit certain actions by the Registrant during the Extension Period. Among other things, and subject to certain exceptions, during the Extension Period, the Registrant is prohibited from declaring or paying any dividends or distributions on, or redeeming, purchasing, acquiring or making any liquidation payment with respect to, any shares of its common stock. The Registrant has not determined the duration of the Extension Period.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and the Registrant’s actual results could differ materially from those contained in any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Registrant’s filings with the Securities and Exchange Commission. Accordingly, such forward-looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Registrant’s expressed expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

Date: February 29, 2012	By:	/s/ Joseph G. Fisher
	Name:	Joseph G. Fisher
	Title:	Executive Vice President, General Counsel and Secretary